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HSBC


Queens/Long Island Commercial


                                                June 4, 1999


Bert E. Brodsky
c/o Sandata, Inc.
26 Harbor Park Drive
Port Washington, NY 11050

Dear Bert:

This letter confirms that your $2,000,000.00 promissory note dated October 30, 1998 priced variably at HSBC Bank USA's prime rate plus 1% and the replacement note of even amount dated November 3, 1998 priced at a fixed rate 7.72% have been repaid in full. Accordingly, the original documents taken in connection full. Accordingly, the original documents taken in connection with said notes have been released to you inclusive of the unlimited guaranty of National Medical Health Card Systems, Inc.

Should you require any additional information, please don't hesitate to call.

                                               Sincerely,
                                               HSBC Bank USA
                                               (f/k/a Marine Midland Bank)


                                               /s/ Gary Sarro
                                               --------------
                                               Gary Sarro



HSBC Bank USA
534 Broad Hollow Road, Melville, NY 11747